EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Mark K. Mason, the Chief Executive Officer of HomeStreet, Inc. (the "Company"), hereby certify, that, to my knowledge:
1.The Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 7, 2023	By:	/s/ Mark K. Mason
Mark K. Mason
President and Chief Executive Officer

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John M. Michel, the Chief Financial Officer of HomeStreet, Inc. (the "Company"), hereby certify, that, to my knowledge:
1.The Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 7, 2023	By:	/s/ John M. Michel
John M. Michel
Executive Vice President, Chief Financial Officer (Principal Financial Officer and Accounting Officer)